UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 23, 2005

                                  AUXILIO, INC.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction if incorporation)

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            000-27507                               88-0350448
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     (Commission File Number)          (I.R.S. Employer Identification No.)
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           27401 Los Altos, Suite 100, Mission Viejo, California 92691
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                    (Address of principal executive offices)

                                 (949) 614-0700
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              (Registrant's telephone number, including area code)

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.        Disclosure of Results of Operations and Financial Condition

         On May 23, 2005, Auxilio, Inc. issued a press release announcing its consolidated financial results for the first fiscal quarter ended March 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         On May 24, 2005, Auxilio, Inc. held a conference call with analysts and investors to discuss its financial results for the fiscal quarter ended March 31, 2005, the transcript of which is furnished as Exhibit 99.2 and is incorporated herein by reference.

              In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 and 99.2, are being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 7.01.        Regulation FD Disclosure

         The disclosure made above under "Item 2.02. - Disclosure of Results of Operations and Financial Condition " is hereby incorporated by reference.

         The information in this Current Report on Form 8-K, including Exhibit
99.1 and 99.2, is furnished pursuant to Items 2.02 and 7.01 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Any communication in this Current Report on Form -8-K, including exhibit 99.1 and 99.2, concerning the Company's ongoing private placement shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01.        Financial Statements and Exhibits

(c)  Exhibits

Exhibits:         Description of Document
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99.1     Press Release issued May 22, 2005 announcing the consolidated financial results of Auxilio, Inc. for the quarter ended March 31, 2005

99.2 Conference Call Transcript for Auxilio, Inc. Q1 2005 Earnings Conference Call held on May 24, 2005.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrar has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AUXILIO, INC.

Date:    May 26, 2005
                                          By:    /s/ Paul T. Anthony
                                             -----------------------------------
                                          Name:     Paul T. Anthony
                                          Title:    Chief Financial Officer
                                                    Principal Financial Officer

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                                  EXHIBIT INDEX

Exhibit No:       Description of Document
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99.1              Press Release issued May 22, 2005 announcing the consolidated financial results of Auxilio, Inc. for the quarter ended March
                  31, 2005

99.2 Conference Call Transcript for Auxilio, Inc. Q1 2005 Earnings Conference Call held on May 24, 2005